EXHIBIT 10.72

[Form of Amended and Restated Registration Rights Agreement]

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of [•], 2014 (as it may be amended from time to time, this “Agreement”), is made among ServiceMaster Global Holdings, Inc., a Delaware corporation (the “Company”), each Holder listed on the signature pages of this Agreement and any other stockholder of the Company that may become a party to this Agreement pursuant to the terms hereof.  Capitalized terms used in this Agreement without definition have the meaning set forth in Section 11.

W I T N E S S E T H:

WHEREAS, the Company, the CD&R Investors, the StepStone Investors and certain other stockholders of the Company entered into a Second Amended and Restated Stockholders Agreement, dated as of the date hereof, which sets forth the terms and conditions of the ownership of the Common Shares, and which contemplates the execution and delivery of this Agreement.

WHEREAS, pursuant to the Registration Rights Agreement, dated as of July 24, 2007 (the “Original Agreement”), the Holders have certain registration rights with respect to the Common Shares.

WHEREAS, the Company is undertaking an underwritten initial public offering (the “IPO”) of Common Shares; and

WHEREAS, in connection with the IPO, and effective as of the date of the listing of the Common Shares on the NYSE in connection with the IPO (the “Listing Date”), pursuant to Section 12(c) of the Original Agreement, the Company and the Holders party hereto desire to amend and restate the Original Agreement to set forth their respective rights and obligations on and after the Listing Date.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.             Demand Registrations.

(a)           Requests for Registration.  At any time the Lead Investor, and at any time following the date that is eighteen months after the consummation of the IPO the Additional Investors (if determined by the Holders of a majority of the Registrable Securities of the Additional Investors (the “Requisite Additional Investors”)), may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by the CD&R Investors or such Holders, as the case may be, (each, a “Registration Request”).  Promptly after its receipt of any Registration Request, the Company will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered in the Registration

Request or by any other Holders by written notice to the Company given within five Business Days after the date the Company has given such Holders notice of the Registration Request; provided that the Company will not be required to effect a registration pursuant to this Section 1(a) requested by the Additional Investors, unless the Additional Investors have, in the aggregate, sole voting control with respect to at least 12% of the Common Shares outstanding at the time of such Registration Request.  The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.  Any registration requested pursuant to Section 1(a) or 1(c) is referred to in this Agreement as a “Demand Registration”.

(b)           Limitation on Demand Registrations.  The Lead Investor will be entitled to initiate no more than five Demand Registrations (other than Short-Form Registrations permitted pursuant to Section 1(c)).  The Requisite Additional Investors will together be entitled to initiate no more than one Demand Registration.  Unless otherwise agreed by the Lead Investor, the Company will not be obligated to effect a Demand Registration during the six-month period following the date any other Company registration statement is declared effective with respect to the registration of Common Shares.  The Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals or exceeds $100 million, unless otherwise agreed by the Lead Investor and the Requisite Additional Investors.  No request for registration will count for the purposes of the limitations in this Section 1(b) if (i) the Requesting Holder(s) determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration due to marketing or regulatory reasons, (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of the Requesting Holder(s) having refused to proceed) and such Requesting Holder(s) withdraw the Registration Request prior to such Registration Statement being declared effective, (iii) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the Requesting Holder(s) within 30 days of the date of such order, (iv) more than 10% of the Registrable Securities requested by such Requesting Holder(s) to be included in such registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by any member of such Requesting Holder(s)).  Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to

Section 1(a) regardless of whether or not such request counts toward the limitation set forth above.

(c)           Short-Form Registrations.  The Company will use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registration”), and, if requested by the Lead Investor and available to the Company, such Short-Form Registration will be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of the Registrable Securities, pursuant to Rule 415, and to that end the Company will register (whether or not required by law to do so) the Common Shares under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.  In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration.  Following the IPO, the Lead Investor will be entitled to request at any time and from time to time an unlimited number of Short-Form Registrations, if available to the Company, with respect to the Registrable Securities held by the CD&R Investors, in addition to the registration rights provided in Section 1(a), provided that the Company will not be obligated to effect any registration pursuant to this Section 2 (i) within 90 days after the effective date of any Registration Statement of the Company hereunder or (ii) unless the value of Registrable Securities of the CD&R Investors included in the applicable Registration Request is at least $20 million or such lower amount as agreed by the Requisite Additional Investors.  Promptly after its receipt of any request for a Short-Form Registration, the Company will give written notice of such request to all other Holders, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that any Holder has requested in writing to be registered by no later than the fifth Business Day after the date of such notice.  The Company will pay all Registration Expenses incurred in connection with any Short-Form Registration.  If any Demand Registration is proposed to be a Short-Form Registration and an underwritten offering, if the managing underwriter shall advise the Company that, in its opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Company will file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter (it being understood and agreed that any such registration shall not count as a “Demand Registration” for purposes of calculating how many “Demand Registrations” the Lead Investor has initiated).

(d)           Restrictions on Demand Registrations.  If the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415, with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided that the Company shall not be permitted to do so (x) more than four times during any 12 month period or (y) for periods exceeding, in the aggregate, 90 days during any 12 month period.  In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.  If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Requesting Holder(s) will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 1(b).  The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)           Selection of Underwriters.  If the Requesting Holder(s) intend that the Registrable Securities covered by their Registration Request shall be distributed by means of an underwritten offering, such Holders will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request.  In such event, the lead underwriter to administer the offering will be chosen by the Lead Investor if the Lead Investor requested the Demand Registration, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company, or otherwise by the Requisite Additional Investors, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company and the Lead Investor.  If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Requesting Holder(s)), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Lead Investor.

(f)            Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to Section 1 any securities that are not Registrable Securities without the prior written consent of the Requesting Holder(s).  If the managing underwriter advises the Company that in its reasonable opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority:  (i) first, Registrable Securities of the CD&R Investors, the StepStone Investors, JPMorgan, Ridgemont and Citigroup, pro rata on the basis of the aggregate number of Registrable Securities owned by each such Holder, (ii) second, Registrable Securities of any other Holders, pro rata in on the basis of the aggregate number of Registrable Securities owned by each such Holders and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

2.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its securities, other than a registration pursuant to Section 1 or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after the date of the Company’s notice (a “Piggyback Registration”); provided the registration by the Company of its securities in connection with the IPO shall not constitute a Piggyback Registration.  Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth Business Day prior to the planned effective date of such Piggyback Registration.  The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such termination or withdrawal.

(b)           Underwritten Registration.  If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a).  In such event, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Lead Investor.

(c)           Piggyback Registration Expenses.  The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)           Priority on Primary Registrations.  If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriter(s) advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority:  (i) first, the securities the Company proposes to sell, (ii) second, (subject to the rights of any Senior Shares) Registrable Securities of any Holders and Parity Shares of any Person, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder or Person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(e)           Priority on Secondary Registrations.  If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities (other than a registration pursuant to Section 1), and the managing underwriter(s) advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such registration only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority (subject to the rights of any Senior Shares):  (i) first, Registrable Securities of any Holders and Parity Shares of any Person, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder or Person and (ii) second, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

3.             Registration Procedures.  Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Sections 1 and 2 of this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the generality of the foregoing, the Company will, as expeditiously as possible:

(a)           prepare and (within 45 days after the end of the five Business Day Period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with FINRA and thereafter use its reasonable best efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to Holders’ Counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense.

(b)           prepare and file with the Commission such amendments and supplements to such Registration Statement and such free writing prospectuses under Rule 433 (each, a “Free Writing Prospectus”) as may be necessary to keep such Registration Statement effective for a period of either (i) not less than six months or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or two years in the case of shelf registration statements (or such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)           furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any Free Writing Prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)           use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)           use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities and self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f)            promptly notify each seller of such Registrable Securities and Holders’ Counsel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g)           notify each seller of any Registrable Securities covered by such Registration Statement and Holders’ Counsel (i) when the prospectus or any prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;

(h)           use its reasonable best efforts to cause all such Registrable Securities to be listed on the NYSE or such other national securities exchange on which the Common Shares are listed or, if no Common Shares issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the NYSE or NASDAQ, as determined by the Company;

(i)            provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

(j)            enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Requesting Holder(s) (if such registration is a Demand Registration) or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

(k)           make available for inspection by any seller of Registrable Securities and Holders’ Counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(l)            otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder;

(m)          in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly to obtain the withdrawal of such order;

(n)           take such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o)           obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of or the date of the final receipt issued for such Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(p)           provide legal opinions of the Company’s outside counsel, addressed to the Holders of the Registrable Securities being sold, dated the effective date of or the date of the final receipt issued for such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(q)           use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of Holders’ Counsel to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.             Registration Expenses.

(a)           Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company.  The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on the NYSE or such other national securities exchange on which the Common Shares are listed.  All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

(b)           In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one United States counsel (“Holders’ Counsel”) selected by the Lead Investor (which, in the case of a Piggyback Registration in which any Additional Investors are participating, shall be selected after the Lead Investor consults with the Additional Investors participating in such Piggyback Registration it being understood that such consultation shall not limit the Lead Investor’s selection rights), if the Lead Investor is participating in such registration, and if not, selected by Holders of the majority of the Registrable Securities participating in such registration, and the reasonable fees and disbursements, if any, of one counsel for each holder of Registrable Securities covered by such registration, incurred solely in connection with delivering any opinion required under the applicable underwriting agreement.

5.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, each Affiliate thereof, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, Affiliates and shareholders, and each other Person, if any, who controls any such Holder or any such controlling person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”) against, and pay and reimburse such Covered Persons for any losses, claims, damages, liabilities, joint or several, to which such Covered Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Covered Persons for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or in any application (x) in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein or (y) if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to such prospectus and such Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such Holder with a sufficient number of copies of the same (and the delivery thereof would have resulted in no such loss, claim damage, liability or expense) prior to oral confirmation of such sale of Registrable Securities.  In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Covered Persons.

(b)           In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors and officers, each underwriter and any Person who is or might be deemed to be a controlling person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not, without the indemnified party’s prior consent, settle or compromise any action or claim or consent to the entry of any judgment unless such settlement or compromise includes as an unconditional term thereof the release of the indemnified party from all liability, which release shall be reasonably satisfactory to the indemnified party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)           The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)           If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.             Participation in Underwritten Registrations.

(a)           No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter, provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement).  Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

(b)           Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended prospectus as contemplated by such Section 3(f).  In the event the Company gives any such notice, the applicable time period mentioned in Section 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 3(f).

7.             Shelf Take-Downs.  At any time that a shelf registration statement covering Registrable Securities is effective, if the Lead Investor delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of the CD&R Investors’ Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering, then, the Company shall amend or supplement the shelf registration statement or related prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 7), provided that the Lead Investor shall not be entitled to deliver (i) an aggregate of more than five Take-Down Notices in any twelve month period other than with respect to a Specified Non-Marketed Offering, or (ii) any Take-Down Notice within 30 days after the effective date of any Registration Statement of the Company hereunder.  In connection with any Shelf Underwritten Offering:

(a)           the Lead Investor shall also deliver the Take-Down Notice to all other Holders included on such shelf registration statement and permit each Holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Holder notifies the Lead

Investor and the Company within two Business Days after delivery of the Take-Down Notice to such Holder; and

(b)           in the event that the underwriter advises the Company in its reasonable opinion that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take-down, the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as is described in Section 2(e) with respect to a limitation of shares to be included in a registration.

8.             Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

(i)            make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, and

(ii)           to use its reasonable best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

9.             Holdback.  In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities other than with respect to any Specified Non-Marketed Offerings, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period so long as all Holders or stockholders holding more than (including any Holders who are members of a Group holding more than) 5% of the outstanding Common Shares are bound by a comparable obligation, provided that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.  The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period with respect to an underwritten offering other than a Specified Non-Marketed Offering, if required by the managing underwriter, provided that notwithstanding anything to the contrary herein, the Company’s obligations under this Section 9 shall not apply during any twelve month period for more than an aggregate of 180 days with respect to any Short Form Registrations or Shelf Underwritten Offerings.

10.          Term.  This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of all parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

11.          Defined Terms.  As used in this Agreement:

“Additional Investors” means Citigroup, JPMorgan, Ridgemont and the StepStone Investors.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with such Person, (ii) any Person directly or indirectly owning or Controlling 10% or more of any class of outstanding voting securities of such Person or (iii) any officer, director, general partner or trustee of any such Person described in clause (i) or (ii).

“Applicable Law” means all applicable provisions of (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Entity, (ii) any consents or approvals of any Governmental Entity and (iii) any orders, decisions, injunctions, judgments, awards, decrees of or agreements with any Governmental Entity.

“Board” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

“CD&R Investors” means the Lead Investor, Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CD&R Parallel Fund VII, L.P., CDR SVM Co-Investor L.P. and CDR SVM Co-Investor No. 2 L.P.

“Citigroup” means Citigroup Capital Partners II Employee Master Fund, L.P.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Shares” means the shares of Common Stock of the Company, par value $0.01 per share.

“Company” has the meaning set forth in the Preamble, and any successor in interest thereto.

“Control”, “Controlled” and “Controlling” means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract or otherwise.

“Covered Person” has the meaning set forth in Section 5(a).

“Demand Registration” has the meaning set forth in Section 1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning set forth in Section 3(b).

“Governmental Entity” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

“Holdback Period” means, with respect to the IPO, 180 days after and during the 10 days before, and with respect to any registered offering other than an IPO covered by this Agreement, 90 days after and during the 10 days before, the effective date of the related registration statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the holder of Registrable Securities.

“Holder” means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned.

“Holders’ Counsel” has the meaning set forth in Section 4(b).

“IPO” has the meaning set forth in the Recitals.

“JPMorgan” means JPMorgan Chase Funding Inc.

“Lead Investor” means Clayton, Dubilier & Rice Fund VII, L.P.

“Listing Date” has the meaning set forth in the Recitals.

“NYSE” means the New York Stock Exchange.

“Original Agreement” has the meaning set forth in the Recitals.

“Parity Shares” means any shares, other than Registrable Securities, with respect to which the Company, in accordance with Section 12(a), has granted registration rights that are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of any underwriter cutback permitted pursuant to Section 2.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Primary Investors” means each of the Lead Investor, StepStone, JPMorgan, and Ridgemont.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” means (i) any Common Shares held by a Holder, (ii) any other stock or securities that the Holders of the Common Shares may be entitled to receive, or will have received, upon exercise of the Common Shares or otherwise pursuant to such Holders’ ownership of the Common Shares, in lieu of or in addition to Common Shares, or (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization.  As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, (y) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act or (z) they are able to be sold by their Holder without restriction as to volume or manner of sale pursuant to Rule 144 under the Securities Act and are held by a Holder of no more than 3% of the applicable class outstanding.

“Registration Expenses” has the meaning set forth in Section 4(a).

“Registration Request” has the meaning set forth in Section 1(a).  The term Registration Request will also include, where appropriate, a Short-Form Registration request made pursuant to Section 1(c).

“Registration Statement” means the prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Related Person” means, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with such Person and Person or (ii) any investment fund managed by any Person set forth in clause (i).

“Requisite Additional Investors” has the meaning set forth in Section 1(a).

“Requesting Holder(s)” means, with respect to a Demand Registration, the Lead Investor, if the Lead Investor makes the applicable Registration Request, or the Requisite Additional Investors, if the Additional Investors make the applicable Registration Request.

“Ridgemont” means Ridgemont Partners Secondary Fund I, L.P.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 145” means Rule 145 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 415” means Rule 415 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 433” means Rule 433 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder and any other Registration Expenses required by law to be paid by a selling Holder.

“Senior Shares” means any shares, other than Registrable Securities, with respect to which the Company, in accordance with Section 12(a), with the prior written consent of the Additional Investors as and to the extent required thereunder, has granted registration rights that are to be treated on a senior basis with Registrable Securities for the purpose of the exercise of any underwriter cutback permitted pursuant to Section 2.

“Shelf Underwritten Offering” has the meaning set forth in Section 7.

“Short-Form Registration” has the meaning set forth in Section 1(c).

“Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment plans.

“Specified Non-Marketed Offering” means a distribution of Registrable Securities pursuant to a shelf registration statement pursuant to Section 7, where the Registrable Securities covered by the applicable Take-Down Notice (i) constitute less than 2% of the outstanding equity securities of the Company and (ii) are not to be marketed to the general public pursuant to the applicable plan of distribution.

“StepStone” means StepStone Co-Investment (ServiceMaster) LLC.

“StepStone Investors” means StepStone, 2007 Co-Investment Portfolio L.P., StepStone Capital Partners II Cayman Holding, L.P. and StepStone Capital Partners II Onshore, L.P.

“Take-Down Notice” has the meaning set forth in Section 7.

12.          Miscellaneous.

(a)           No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement or grant any demand registration rights exercisable prior to the time the Primary Investors may first exercise their rights under Section 1.  Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are pari passu to the rights granted hereunder without the prior written consent of the Lead Investor, and the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are senior to the rights granted hereunder to the Additional Investors without the prior written consent of each of the Primary Investors.

(b)           Stock Splits, etc.  Each party hereto agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any capital stock of the Company in connection with any registration of such capital stock, if the Board determines, following consultation with the managing underwriter (or, in connection with an offering that is not underwritten, an investment banker) that a stock split would facilitate or increase the likelihood of success of the offering.  Each party hereto agrees that any number of shares of capital stock of the Company referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

(c)           Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and each of the Primary Investors, or if no Primary Investors remain, the Holders of a majority of the Registrable Securities, provided that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated.  A copy of each such amendment shall be sent to each Holder and shall be binding upon each party hereto; provided further that the failure to deliver a copy of such amendment shall not impair or affect the validity of such amendment.

(d)           Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  In addition, the provisions of this Agreement which are for the benefit of Holders will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof) who becomes a party to this Agreement by completing and executing a signature page hereto (including the address of such party), subject to the provisions with respect to minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein; provided that no Holder may assign any of its rights hereunder except in connection with the transfer of its Common Shares to any Related Person.  Notwithstanding anything to the contrary in this Agreement, the Company may assign this Agreement in connection with a merger, reorganization or sale, transfer or contribution of all or substantially all of the assets or stock of the Company to any of its subsidiaries or Affiliates, and, upon the consummation of any such merger, reorganization, sale, transfer or contribution, such subsidiary or Affiliate shall automatically and without further action assume all of the obligations and succeed to all the rights of the Company under this Agreement.

(e)           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)            Counterparts.  This Agreement may be executed simultaneously in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(g)           Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)           Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

(i)            Consent to Jurisdiction.  Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and

(b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or other proceeding except in such courts).  Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth or referred to in Section 12(m) shall be effective service of process for any such suit, action or other proceeding.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(j)            Waiver of Jury Trial.  Each party hereby waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.  Each party (a) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it understands and has considered the implications of this wavier and makes this waiver voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this clause (j)

(k)           Enforcement; Attorney’s Fees.  Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof, provided that no Holder will have any right to an injunction to prevent the filing or effectiveness of any Registration Statement of the Company. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(l)            No Third Party Beneficiaries.  Except as set forth in Section 5, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns.

(m)          Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b)

mailed, certified or registered mail with postage prepaid, (c) sent by reputable overnight courier or (d) sent by fax (provided a confirmation copy is sent by one of the other methods set forth above), as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

If to the Company, to it at:

ServiceMaster Global Holdings, Inc.

860 Ridge Lake Boulevard

Memphis, TN  38120
Attention:  General Counsel

Facsimile:  (901) 597-8821

with a copy to (which shall not constitute notice) each of the CD&R Investors and the StepStone Investors and their respective counsel at the addresses listed below:

If to any CD&R Investor, to it at:

c/o M&C Corporate Services Limited
P.O. Box 309
Ugland House
South Church Street
George Town, Grand Cayman KY1-1104
Cayman Islands, British West Indies
Facsimile: (345) 949-8080

with a copy to (which shall not constitute notice):

Clayton, Dubilier & Rice, LLC
375 Park Avenue
18th Floor
New York, New York  10152
Attention:  David H. Wasserman
Facsimile:  (212) 893-7061

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York  10022
Attention:  Peter J. Loughran, Esq.
Facsimile:  (212) 909-6836

If to any StepStone Investor, to it at:

c/o StepStone Group LP
4350 LaJolla Village Drive, Suite 800
San Diego, CA  92122
Attention:  Chief Financial Officer

Facsimile:  (858) 558-9701
Email: reporting@stepstoneglobal.com

If to any other Holder, to its address set forth on the signature page of such Holder to this Agreement with a copy (which shall not constitute notice) to any party so indicated thereon.  All such notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (ii) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service or (iii) on the third Business Day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth Business Day following the date of mailing if sent by airmail from a country outside of North America, to the party at the address shown on the signature page of this Agreement, to the Companies at the addresses shown on the signature page of this Agreement, or in either case as subsequently modified by written notice.

(n)           Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[the remainder of this page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

SERVICEMASTER GLOBAL HOLDINGS, INC.

By:
Name:
Title:

CLAYTON, DUBILIER & RICE FUND VII, L.P.
By: CD&R Associates VII, Ltd., its general partner

By:
Name:
Title:

CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P.
By: CD&R Associates VII (Co-Investment), Ltd., its general partner

By:
Name:
Title:

CD&R PARALLEL FUND VII, L.P.

By: CD&R Parallel Fund Associates VII, Ltd., its general partner

By:
Name:
Title:

CDR SVM CO-INVESTOR L.P.
By: CDR SVM Co-Investor GP Limited, its general partner

By:
Name:
Title:

CDR SVM CO-INVESTOR NO. 2 L.P.
By: CDR SVM Co-Investor No. 2 GP Limited, its general partner

By:
Name:
Title:

STEPSTONE CO-INVESTMENT (SERVICEMASTER) LLC

By: StepStone Co-Investment Funds GP, LLC, its managing member

By:
Name:
Title:

2007 CO-INVESTMENT PORTFOLIO L.P.

By: StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:

STEPSTONE CAPITAL PARTNERS II ONSHORE, L.P.

By: StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:

STEPSTONE CAPITAL PARTNERS II CAYMAN HOLDING, L.P.

By: StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.

By: Citigroup Private Equity LP, its general partner

By:
Name:
Title:

Notice Address:
Citi Private Equity

Citi Employee Private Equity Management

153 East 53rd Street, 20th Floor

New York, NY 10022

Attention: Matthew Coeny

Attention: Geoffrey Collette

Facsimile: (646) 291-5725

JPMORGAN CHASE FUNDING INC.

By:
Name:
Title:

Notice Address:
JPMorgan Chase Funding Inc.

270 Park Avenue

New York, New York 10017

Attention:  Chris Linneman

Facsimile:  (212) 270-1063

RIDGEMONT PARTNERS SECONDARY FUND I, L.P.

By: Ridgemont Secondary Management I, L.P., its general partner

By: Ridgemont Secondary I, LLC, its general partner

By:
Name:
Title:

Notice Address:
Ridgemont Partners Secondary Fund I, L.P.

c/o Ridgemont Partners Management, LLC

150 North College Street, Suite 2500

Charlotte, NC 28202

Attention: Edward Balogh

Facsimile: (704) 944-0973

Email: ebalogh@ridgemontep.com

with a copy to (which shall not constitute notice): Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Margaret A. Gibson Facsimile: (312) 862-2200